TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectuses

and Statements of Additional Information

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Transamerica International Equity

Effective as of the close of business on December 10, 2021, the following information supplements and supersedes any contrary information contained in the Prospectuses and Statements of Additional Information concerning Transamerica International Equity (the “fund”).

Effective as of the close of business on December 10, 2021, the fund’s management fee schedule and expense limitation arrangement are revised as described herein.

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MANAGEMENT FEES:

Effective as of the close of business on December 10, 2021, the management fee schedule paid by the fund is lowered as described below.

Transamerica Asset Management, Inc. (“TAM”), the fund’s investment manager, will receive compensation from the fund, calculated daily and paid monthly, at the annual rates (expressed as a percentage of the fund’s average daily net assets) indicated below:

First $250 million	0.77%
Over $250 million up to $1 billion	0.74%
Over $1 billion up to $2 billion	0.72%
Over $2 billion up to $6 billion	0.69%
Over $6 billion up to $8 billion	0.68%
In excess of $8 billion	0.66%

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The following information is added alphabetically to the sub-section titled “Recent Management Fee Changes” under the heading “Shareholder Information—Investment Manager” in the Prospectuses:

Transamerica International Equity: Effective December 10, 2021, the management fee is 0.77% of the first $250 million; 0.74% over $250 billion up to $1 billion; 0.72% over $1 billion up to $2 billion; 0.69% over $2 billion up to $6 billion; 0.68% over $6 billion up to $8 billion; and 0.66% in excess of $8 billion in average daily net assets. Prior to December 10, 2021, the management fee was 0.77% of the first $500 million; 0.75% over $500 million up to $1 billion; 0.72% over $1 billion up to $2 billion; 0.69% over $2 billion up to $6 billion; and 0.68% in excess of $6 billion in average daily net assets.

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EXPENSE LIMITATION:

Effective as of the close of business on December 10, 2021, the fund’s contractual waiver arrangements with respect to Class A, Class C, Class I and Class R6 shares are extended until March 1, 2023.

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The following information revises the corresponding information appearing in the table contained in the “Investment Manager Compensation” sub-section of the Statements of Additional Information under the heading “Investment Management and Other Services – The Investment Manager”:

Fund Name	Percentage of Average Daily Net Assets
Transamerica International Equity

0.77% of the first $250 million

0.74% over $250 million up to $1 billion

0.72% over $1 billion up to $2 billion

0.69% over $2 billion up to $6 billion

0.68% over $6 billion up to $8 billion

0.66% in excess of $8 billion

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Investors Should Retain this Supplement for Future Reference

December 13, 2021